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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 AUGUST 20, 2004
                Date of Report (Date of earliest event reported)


                              DATAWATCH CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     000-19960             02-0405716
(State or other jurisdiction of         (Commission         (I.R.S. Employer
  incorporation) File Number)                              Identification No.)


175 CABOT STREET, SUITE 503 LOWELL, MASSACHUSETTS                 01854
    (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (978) 441-2200

                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            On August 11, 2004, Datawatch Corporation ("Datawatch") acquired all of the outstanding stock of Mergence Technologies Corporation ("Mergence") from the shareholders of Mergence (the "Sellers"). The acquisition of Mergence (the "Acquisition") was consummated pursuant to a stock purchase agreement dated as of August 11, 2004, among Datawatch, Mergence and the four Sellers who owned a majority of the Mergence stock and managed Mergence (the "Management Sellers") (the "Management Sellers Purchase Agreement"), and separate stock purchase agreements with the non-management Sellers (the "Non-Management Sellers Purchase Agreement"). In connection with the Acquisition, Datawatch paid the Sellers an aggregate purchase price of $2,500,000. In addition, Datawatch will pay the Sellers on a quarterly basis payments equal to 10% of the revenues, as defined, from Mergence's Researcher product for a period of six years. The Management Sellers have agreed to indemnify Datawatch with respect to damages relating to a breach of the representations, warranties or covenants in the Management Sellers Purchase Agreement. Datawatch will retain $125,000 of the $2,500,000 cash consideration and the first year's earnout payments for a period of one year to satisfy any indemnification claim. The terms of the Acquisition and the consideration received by the Sellers were the result of arm's-length negotiations between Datawatch and the Sellers.

            The cash consideration came from Datawatch's available cash resources.

            The name of Mergence has been changed to Datawatch Technologies Corporation.

            One of the Management Sellers, Renee Tenazas, will continue to serve as President of Datawatch Technologies Corporation.

            Datawatch issued a press release regarding the Acquisition on August 11, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements of Business Acquired.

                        The required financial statements will be filed not later than 60 days after the date that this Current Report on Form 8-K must be filed.

            (b) Pro Forma Financial Information.

                        The required financial information will be filed not later than 60 days after the date that this Current Report on Form 8-K must be filed.


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            (c) Exhibits.

                Exhibit Number    Description
                --------------    -----------

                Exhibit 2.1 Stock Purchase Agreement among Datawatch, Mergence and the Management Sellers, dated as of August 11, 2004

                Exhibit 2.2       Form of Non-Management Sellers Purchase
                                  Agreement


                Exhibit 99.1      Press release of Datawatch, dated August 11,
                                  2004

















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                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      DATAWATCH CORPORATION


August 20, 2004                       By: /s/ Robert W. Hagger
                                          --------------------
                                      Name:  Robert W. Hagger
                                      Title: President, Chief Executive Officer
                                             and Director





















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                                  EXHIBIT INDEX


 Exhibit Number      Description
 --------------      -----------

 Exhibit 2.1 Stock Purchase Agreement among Datawatch, Mergence and the Management Sellers, dated as of August 11, 2004

 Exhibit 2.2         Form of Non-Management Sellers Purchase Agreement


 Exhibit 99.1        Press release of Datawatch, dated August 11, 2004